USA LISTED NYSE

ALL★STAR® FUNDS

Liberty All-Star® Equity Fund

1st Quarter Report | March 31, 2023

Liberty All-Star® Equity Fund

Period Ended March 31, 2023 (Unaudited)

Fund Statistics
Net Asset Value (NAV)	$6.15
Market Price	$6.20
Premium	0.8%

1st Quarter 2023
Distribution*	$0.15
Market Price Trading Range	$5.72 to $6.52
Premium/(Discount) Range	2.3% to -2.2%

Performance
Shares Valued at NAV with Dividends Reinvested	6.75%
Shares Valued at Market Price with Dividends Reinvested	11.39%
Dow Jones Industrial Average	0.93%
Lipper Large-Cap Core Mutual Fund Average	6.37%
NASDAQ Composite Index	17.05%
S&P 500® Index	7.50%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2023 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates a portion of the distribution consists of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on Form 1099-DIV for 2023.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The return shown for the Lipper Large-Cap Core Mutual Fund Average is based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 19.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	April 2023

Headlines from the first quarter held all the potential needed for a setback in equity markets: stubbornly high inflation and continued interest rate increases capped off by a banking crisis. As events played out, however, stocks proved to be resilient and delivered positive returns for investors to start the year.

The S&P 500® Index occupied the middle ground with a return of 7.50 percent for the period, a result bracketed by returns of 0.93 percent for the Dow Jones Industrial Average (DJIA) and 17.05 percent for the NASDAQ Composite Index. The NASDAQ advantage over the DJIA was the widest since the fourth quarter of 2001, and it was the NASDAQ’s best three-month period since the second quarter of 2020.

The quarter was highly volatile. January opened on a positive note with what was called a “Goldilocks jobs report”—solid hiring but slower wage growth. That was followed by CPI data showing inflation slowing from a 7.1 percent annual rate in November to 6.5 percent in December. Retail sales softened and producer prices eased. Next, the Federal Reserve’s preferred measure of inflation—the core personal consumption expenditures price index, or PCE, which strips out food and energy—slowed to its lowest annual rate in more than a year. Technology stocks, in particular, were bolstered by the prospect of a pause to interest rate hikes, with the NASDAQ posting its best opening month performance since 2001.

The rally came to an abrupt halt in early February. The Fed increased the fed funds rate by 25 basis points to a range of 4.50 to 4.75 percent and signaled more increases would be coming. That move was expected; what surprised was an increase of 517,000 in January payrolls versus an estimate of 189,000 and a drop in the unemployment rate to 3.4 percent, the lowest since May 1969. Stocks promptly sold off, opening a period in which the DJIA declined for three straight weeks. The selling culminated during the week of February 20, when the S&P 500®, DJIA and NASDAQ were all down in a range of 2.7 to 3.3 percent. Softer employment data filtered in during early March and bond yields eased, taking pressure off stocks—both factors serving to bolster investor sentiment and lead to a rebound to start the month.

Markets were soon roiled by the collapse of Silicon Valley Bank (SVB), the biggest bank failure since 2008, raising doubts about the health of the banking sector overall. SVB, a prominent financial institution for start-ups, was put under the control of the FDIC and within days was purchased out of receivership by First Citizens Bank. The collapse was the second-biggest bank failure in U.S. history. Although this event would be followed by another failure, Signature Bank, as well as a takeover in Europe of Credit Suisse by UBS, forceful action by regulators staunched the possibility of a systemic banking crisis. Much of the banks’ problem was seen as stemming from the Federal Reserve’s rapid interest rate increases, which took the fed funds rate from near zero in early 2022 to a range of 4.75 to 5.00 percent after another 25-basis-point increase in latter March. With confidence restored, the bond market holding steady and mildly positive economic news, both March and the quarter closed in positive territory.

Growth stocks outperformed value stocks for the quarter, the broad market Russell 3000® Growth Index returning 13.85 percent, strongly outperforming the 0.91 percent return of its value counterpart. Growth stocks also outperformed value across the capitalization spectrum of small-, mid- and large-cap stocks.

First Quarter Report (Unaudited) | March 31, 2023	1

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Liberty All-Star® Equity Fund

Liberty All-Star Equity Fund navigated the turbulent first quarter to post returns that generally outperformed key benchmarks. For the quarter, the Fund returned 6.75 percent when shares are valued at net asset value (NAV) with dividends reinvested and 11.39 percent when shares are valued at market price with dividends reinvested. (Fund returns are net of expenses.) The NAV return was moderately ahead of the Fund’s primary benchmark, the Lipper Large-Cap Core Mutual Fund Average, which returned 6.37 percent, while the market price return was well ahead of the benchmark. The Fund’s NAV return lagged that of the S&P 500® by less than one percentage point while the market price return outperformed. Both measures of return were substantially ahead of the DJIA but trailed the strong 17.05 percent return posted by the NASDAQ Composite.

In terms of performance attribution, the Fund was hurt by an overweight to financial stocks and an underweight to technology stocks. Stock selection, however, boosted Fund returns. Key market gauges such as the S&P 500® and NASDAQ were driven by a few mega-cap growth stocks—Tesla and Apple are examples—and not holding them also hurt performance. The Fund had very limited exposure to regional banking stocks, which suffered in the March bank upheaval. As noted earlier, market returns were characterized by a wide gulf between growth and value stock performance, as exemplified by the return disparity between the DJIA and the NASDAQ.

During the first quarter the range over which Fund shares traded relative to their underlying NAV extended from a premium of 2.3 percent to a discount of -2.2 percent, a narrowing of the range compared with 4Q22 (4.5 percent to -4.4 percent).

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.15 per share in the first quarter. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. The Fund has paid distributions of $29.83 per share for a total of more than $3.5 billion since 1987 (the Fund’s first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

As communicated in the 2022 Annual Report, William “Bill” Parmentier has retired after serving as President of the Fund for 24 years. The Fund’s Board of Trustees named me to succeed Bill and voted to officially confirm my appointment, effective April 3. I previously served as Senior Vice President and have been with the Fund for nearly 30 years. This facilitated a smooth transition while I continue to work closely with a dedicated and experienced team of professionals, all of whom share our core value of serving Fund shareholders and their best interests. I look forward to reporting to you as we carry on the process of managing the Fund as a core equity holding for long-term investors.

Sincerely,

Mark T. Haley, CFA

President

Liberty All-Star Equity Fund

The views expressed in the President’s letter reflect the views of the President as of April 2023 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions, Tax Credits, Rights Offerings and Distribution Policy

(Unaudited)

			Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits[1]
1987	$1.18
1988	0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016	0.48
2017[5]	0.56
2018	0.68
2019	0.66
2020	0.63
2021	0.81	November	10[2]	7.78
2022	0.69
2023
1st Quarter	0.15
Total	$29.83

[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.

[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

[5]	Effective with the fourth quarter distribution, the annual distribution rate was changed from 8 percent to 10 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2023 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

First Quarter Report (Unaudited) | March 31, 2023	3

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors

March 31, 2023 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Microsoft Corp.	3.13%
Alphabet, Inc.	2.91
UnitedHealth Group, Inc.	2.16
Amazon.com, Inc.	2.09
Visa, Inc.	1.97
Booking Holdings, Inc.	1.75
Adobe, Inc.	1.68
ServiceNow, Inc.	1.68
S&P Global, Inc.	1.60
Sony Group Corp.	1.52
NVIDIA Corp.	1.42
Danaher Corp.	1.36
Salesforce, Inc.	1.36
Dollar General Corp.	1.31
IQVIA Holdings, Inc.	1.13
Capital One Financial Corp.	1.13
Fresenius Medical Care AG & Co. KGaA	1.13
Ecolab, Inc.	1.12
Charles Schwab Corp.	1.12
Autodesk, Inc.	1.10
32.67%

Economic Sectors*	Percent of Net Assets
Financials	20.45%
Information Technology	18.93
Health Care	14.16
Consumer Discretionary	14.01
Industrials	7.79
Materials	5.64
Communication Services	5.48
Consumer Staples	5.01
Energy	2.11
Real Estate	2.07
Utilities	1.69
Other Net Assets	2.67
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Stock Changes in the Quarter

(Unaudited)

The following are the largest ($5 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the first quarter of 2023.

	Shares
Security Name	Purchases (Sales)	Held as of 3/31/23
Purchases
Activision Blizzard, Inc.	91,000	91,000
Charter Communications, Inc.	14,189	14,189
Intuitive Surgical, Inc.	29,890	62,790
ServiceNow, Inc.	22,985	59,700
UnitedHealth Group, Inc.	23,182	75,331

Sales
Berkshire Hathaway, Inc.	(16,914)	47,034
Hewlett Packard Enterprise Co.	(490,898)	0
JPMorgan Chase & Co.	(66,924)	69,655

First Quarter Report (Unaudited) | March 31, 2023	5

Liberty All-Star® Equity Fund	Investment Managers/Portfolio Characteristics

(Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES

ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of March 31, 2023 (Unaudited)

	Investment Style Spectrum
	Value				Growth

	PZENA	FIDUCIARY	ARISTOTLE	SUSTAINABLE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	37	29	43	29	31	145*	503
Percent of Holdings in Top 10	43%	46%	32%	43%	51%	20%	27%
Weighted Average Market Capitalization (billions)	$62	$162	$166	$333	$442	$236	$544
Average Five-Year Earnings Per Share Growth	6%	13%	16%	18%	14%	14%	17%
Dividend Yield	2.5%	1.4%	2.1%	0.7%	0.6%	1.4%	1.6%
Price/Earnings Ratio**	14x	21x	18x	33x	42x	22x	21x
Price/Book Value Ratio	1.5x	3.2x	3.0x	5.7x	4.9x	3.0x	3.8x

*	Certain holdings are held by more than one manager.

**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

March 31, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (97.33%)
COMMUNICATION SERVICES (5.48%)
Entertainment (1.14%)
Activision Blizzard, Inc.	91,000	$7,788,690
Netflix, Inc.(a)	31,763	10,973,481
		18,762,171
Interactive Media & Services (2.91%)
Alphabet, Inc., Class A(a)	135,960	14,103,131
Alphabet, Inc., Class C(a)	325,771	33,880,184
		47,983,315
Media (1.43%)
Charter Communications, Inc., Class A(a)	14,189	5,074,128
Omnicom Group, Inc.	119,330	11,257,592
Trade Desk, Inc., Class A(a)	121,016	7,371,085
		23,702,805
CONSUMER DISCRETIONARY (14.01%)
Automobile Components (1.75%)
Cie Generale des Etablissements Michelin SCA(b)	433,000	6,559,950
Lear Corp.	109,726	15,305,680
Magna International, Inc., Class A(c)	131,995	7,070,972
		28,936,602
Broadline Retail (2.09%)
Amazon.com, Inc.(a)	333,230	34,419,327

Hotels, Restaurants & Leisure (3.04%)
Booking Holdings, Inc.(a)	10,855	28,791,911
Starbucks Corp.	94,092	9,797,800
Yum! Brands, Inc.	87,088	11,502,583
		50,092,294
Household Durables (3.11%)
Lennar Corp., Class A	91,300	9,596,543
Lennar Corp., Class B	2,500	223,275
Mohawk Industries, Inc.(a)	67,297	6,744,505
Newell Brands, Inc.	783,352	9,744,899
Sony Group Corp.(b)	276,755	25,087,841
		51,397,063
Specialty Retail (1.99%)
CarMax, Inc.(a)	146,723	9,431,355
Home Depot, Inc.	30,160	8,900,819
TJX Cos., Inc.	67,379	5,279,818

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2023	7

Liberty All-Star® Equity Fund	Schedule of Investments

March 31, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Specialty Retail (continued)
Ulta Beauty, Inc.(a)	16,842	$9,190,174
		32,802,166
Textiles, Apparel & Luxury Goods (2.03%)
Gildan Activewear, Inc.	322,869	10,716,022
NIKE, Inc., Class B	66,809	8,193,456
PVH Corp.	77,568	6,915,963
Skechers U.S.A., Inc., Class A(a)	160,928	7,647,298
		33,472,739
CONSUMER STAPLES (5.01%)
Beverages (0.90%)
Coca-Cola Co.	135,500	8,405,065
Constellation Brands, Inc., Class A	28,400	6,415,276
		14,820,341
Consumer Staples Distribution & Retail (1.74%)
Costco Wholesale Corp.	22,019	10,940,581
Dollar Tree, Inc.(a)	76,177	10,935,208
SYSCO Corp.	87,800	6,780,794
		28,656,583
Household Products (0.46%)
Procter & Gamble Co.	50,700	7,538,583

Multiline Retail (1.31%)
Dollar General Corp.	102,993	21,675,907

Personal Care Products (0.60%)
Unilever PLC(b)	191,331	9,935,819

ENERGY (2.10%)
Energy Equipment & Services (1.02%)
Halliburton Co.	159,764	5,054,933
NOV, Inc.	316,776	5,863,524
Schlumberger NV	120,475	5,915,322
		16,833,779
Oil, Gas & Consumable Fuels (1.08%)
Coterra Energy, Inc.	326,100	8,002,494
Phillips 66	61,100	6,194,318
Shell PLC(b)	64,587	3,716,336
		17,913,148

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

March 31, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
FINANCIALS (20.45%)
Banks (3.88%)
Bank of America Corp.	221,632	$6,338,675
Citigroup, Inc.	311,076	14,586,354
Commerce Bancshares, Inc.	73,710	4,300,978
Cullen/Frost Bankers, Inc.	52,400	5,519,816
JPMorgan Chase & Co.	69,655	9,076,743
Mitsubishi UFJ Financial Group, Inc.(b)(c)	724,500	4,629,555
PNC Financial Services Group, Inc.	48,200	6,126,220
Wells Fargo & Co.	357,023	13,345,520
		63,923,861
Capital Markets (6.03%)
Ameriprise Financial, Inc.	29,500	9,041,750
BlackRock, Inc.	9,656	6,461,023
Blackstone Group LP	75,400	6,623,136
Charles Schwab Corp.	353,921	18,538,382
Goldman Sachs Group, Inc.	16,458	5,383,576
MSCI, Inc.	23,530	13,169,506
Northern Trust Corp.	120,542	10,623,366
S&P Global, Inc.	76,361	26,326,982
UBS Group AG(c)	157,406	3,359,044
		99,526,765
Consumer Finance (1.72%)
American Express Co.	59,143	9,755,638
Capital One Financial Corp.	194,392	18,692,735
		28,448,373
Financial Services (5.36%)
Berkshire Hathaway, Inc., Class B(a)	47,034	14,522,688
Equitable Holdings, Inc.	371,413	9,430,176
FleetCor Technologies, Inc.(a)	38,829	8,187,095
Mastercard, Inc., Class A	33,723	12,255,276
PayPal Holdings, Inc.(a)	64,945	4,931,923
Visa, Inc., Class A	144,229	32,517,870
Voya Financial, Inc.	92,584	6,616,053
		88,461,081
Insurance (3.46%)
American International Group, Inc.	134,095	6,753,024
Aon PLC, Class A	37,642	11,868,146
Arch Capital Group, Ltd.(a)	99,774	6,771,661
Axis Capital Holdings, Ltd.	153,818	8,386,157
Cincinnati Financial Corp.	67,400	7,554,192
MetLife, Inc.	155,057	8,984,003

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2023	9

Liberty All-Star® Equity Fund	Schedule of Investments

March 31, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Insurance (continued)
Progressive Corp.	47,528	$6,799,356
		57,116,539
HEALTH CARE (14.16%)
Biotechnology (1.15%)
Amgen, Inc.	36,600	8,848,050
Regeneron Pharmaceuticals, Inc.(a)	12,214	10,035,877
		18,883,927
Health Care Equipment & Supplies (4.44%)
Alcon, Inc.	100,000	7,054,000
Align Technology, Inc.(a)	15,233	5,089,955
Boston Scientific Corp.(a)	169,769	8,493,543
Dexcom, Inc.(a)	76,642	8,904,267
GE HealthCare Technologies, Inc.(a)	40,428	3,316,309
Intuitive Surgical, Inc.(a)	62,790	16,040,961
Koninklijke Philips NV	398,739	7,316,861
Medtronic PLC	112,990	9,109,254
Smith & Nephew PLC(b)(c)	283,558	7,914,104
		73,239,254
Health Care Providers & Services (3.52%)
Cardinal Health, Inc.	52,166	3,938,533
Fresenius Medical Care AG & Co. KGaA(b)	875,097	18,604,562
UnitedHealth Group, Inc.	75,331	35,600,677
		58,143,772
Life Sciences Tools & Services (3.18%)
Danaher Corp.	89,309	22,509,440
IQVIA Holdings, Inc.(a)	94,007	18,697,052
Thermo Fisher Scientific, Inc.	19,493	11,235,181
		52,441,673
Pharmaceuticals (1.87%)
Bristol-Myers Squibb Co.	115,431	8,000,523
Merck & Co., Inc.	81,700	8,692,063
Pfizer, Inc.	76,452	3,119,242
Zoetis, Inc.	66,674	11,097,220
		30,909,048
INDUSTRIALS (7.79%)
Aerospace & Defense (0.41%)
General Dynamics Corp.	29,400	6,709,374

Building Products (1.26%)
Carlisle Cos., Inc.	41,584	9,400,895

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

March 31, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Building Products (continued)
Masco Corp.	228,029	$11,337,602
		20,738,497
Commercial Services & Supplies (0.46%)
Waste Connections, Inc.	54,389	7,563,878

Electrical Equipment (0.51%)
Eaton Corp. PLC	49,426	8,468,651

Industrial Conglomerates (1.44%)
General Electric Co.	171,032	16,350,659
Honeywell International, Inc.	39,000	7,453,680
		23,804,339
Machinery (2.54%)
Oshkosh Corp.	58,000	4,824,440
PACCAR, Inc.	134,420	9,839,544
Parker-Hannifin Corp.	29,900	10,049,689
Wabtec Corp.	92,513	9,349,364
Xylem, Inc.	75,500	7,904,850
		41,967,887
Professional Services (0.33%)
TransUnion	86,400	5,368,896

Trading Companies & Distributors (0.84%)
Ferguson PLC	103,790	13,881,912

INFORMATION TECHNOLOGY (18.93%)
Electronic Equipment & Instruments (0.29%)
TE Connectivity Ltd.	36,977	4,849,534

Electronic Equipment, Instruments & Components (0.78%)
CDW Corp.	65,742	12,812,458

IT Services (1.30%)
Amdocs, Ltd.	67,795	6,510,354
Cognizant Technology Solutions Corp., Class A	183,958	11,208,561
Snowflake, Inc., Class A(a)	24,016	3,705,428
		21,424,343
Semiconductors & Semiconductor Equipment (4.25%)
ASML Holding N.V.	15,093	10,273,956
Enphase Energy, Inc.(a)	25,657	5,395,154

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2023	11

Liberty All-Star® Equity Fund	Schedule of Investments

March 31, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Microchip Technology, Inc.	125,600	$10,522,768
Micron Technology, Inc.	199,535	12,039,942
NVIDIA Corp.	84,204	23,389,345
QUALCOMM, Inc.	66,400	8,471,312
		70,092,477
Software (12.31%)
Adobe, Inc.(a)	72,037	27,760,899
ANSYS, Inc.(a)	31,500	10,483,200
Autodesk, Inc.(a)	87,040	18,118,247
Crowdstrike Holdings, Inc., Class A(a)	51,759	7,104,440
Intuit, Inc.	26,958	12,018,685
Microsoft Corp.	179,221	51,669,414
Salesforce, Inc.(a)	112,302	22,435,694
SAP SE(b)	94,229	11,924,680
ServiceNow, Inc.(a)	59,700	27,743,784
Workday, Inc., Class A(a)	67,119	13,862,758
		203,121,801
MATERIALS (5.64%)
Chemicals (3.83%)
Corteva, Inc.	217,400	13,111,394
Dow, Inc.	299,505	16,418,864
Ecolab, Inc.	112,000	18,539,360
RPM International, Inc.	80,400	7,014,096
Sherwin-Williams Co.	36,371	8,175,110
		63,258,824
Construction Materials (0.54%)
Martin Marietta Materials, Inc.	25,300	8,983,018

Containers & Packaging (1.27%)
Avery Dennison Corp.	63,687	11,395,515
Ball Corp.	172,278	9,494,240
		20,889,755
REAL ESTATE (2.07%)
Residential REITs (0.30%)
Equity LifeStyle Properties, Inc.	72,445	4,863,233

Specialized REITs (1.77%)
American Tower Corp.	53,347	10,900,926
Crown Castle, Inc.	50,600	6,772,304

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

March 31, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Specialized REITs (continued)
Equinix, Inc.	16,028	$11,556,829
		29,230,059
UTILITIES (1.69%)
Electric Utilities (1.20%)
Edison International	167,315	11,810,766
Xcel Energy, Inc.	118,000	7,957,920
		19,768,686
Gas Utilities (0.49%)
Atmos Energy Corp.	72,300	8,123,628

TOTAL COMMON STOCKS
(COST OF $1,394,076,004)		1,605,958,185

SHORT TERM INVESTMENTS (3.44%)
MONEY MARKET FUND (2.64%)
State Street Institutional US Government Money Market Fund, 4.67%(d)
(COST OF $43,612,649)	43,612,649	43,612,649

INVESTMENTS PURCHASED WITH COLLATERAL FROM
SECURITIES LOANED (0.80%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.84%
(COST OF $13,154,800)	13,154,800	13,154,800

TOTAL SHORT TERM INVESTMENTS
(COST OF $56,767,449)		56,767,449

TOTAL INVESTMENTS (100.77%)
(COST OF $1,450,843,453)		1,662,725,634

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.77%)		(12,773,602)

NET ASSETS (100.00%)		$1,649,952,032

NET ASSET VALUE PER SHARE
(268,131,394 SHARES OUTSTANDING)		$6.15

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2023	13

Liberty All-Star® Equity Fund	Schedule of Investments

March 31, 2023 (Unaudited)

(a)	Non-income producing security.

(b)	American Depositary Receipt.

(c)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $15,677,384.

(d)	Rate reflects seven-day effective yield on March 31, 2023.

See Notes to Schedule of Investments.

14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

March 31, 2023 (Unaudited)

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value (“NAV”) per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees (the "Board"). The Board approved changes to the Fund’s valuation policy to comply with Rule 2a-5 and designated ALPS Advisors, Inc. (the “Advisor”) as the Fund’s Valuation Designee (as defined in the rule). The Valuation Designee will be responsible for determining fair value in good faith for all Fund investments, subject to oversight by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Advisor’s Valuation Committee using fair valuation procedures established by the Valuation Designee. Examples of potentially significant events that could materially impact a Fund’s NAV include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of March 31, 2023, the Fund held no securities that were fair valued.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

First Quarter Report (Unaudited) | March 31, 2023	15

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

March 31, 2023 (Unaudited)

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of March 31, 2023:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$ 15,677,384	$ 13,154,800	$2,591,624	$ 15,746,424

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

March 31, 2023 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2023:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,605,958,185	$–	$–	$1,605,958,185
Short Term Investments	56,767,449	–	–	56,767,449
Total	$1,662,725,634	$–	$–	$1,662,725,634

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

First Quarter Report (Unaudited) | March 31, 2023	17

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

March 31, 2023 (Unaudited)

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Description of Lipper Benchmark and Market Indices

March 31, 2023 (Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with lower book-to-price ratios and higher growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 96% of the investable U.S. equity market.

Russell 3000® Value Index

Measures the performance of those Russell 3000® companies with higher book-to-price ratios and lower growth values.

S&P 500® Index

A large-cap U.S. equities index that includes 500 leading companies and represents approximately 80% of the total domestic U.S. equity market capitalization.

An investor cannot invest directly in an index.

First Quarter Report (Unaudited) | March 31, 2023	19

ALL-STAR® EQUITY FUND

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

CUSTODIAN
State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, MA 02114

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, Rhode Island 02940-3078
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES
Thomas W. Brock*, Chairman
Edmund J. Burke*
Milton M. Irvin*
Dr. John J. Neuhauser*
Maureen K. Usifer*

OFFICERS
William R. Parmentier, Jr., President**
Mark T. Haley, CFA, Senior Vice President and President***
Robert Milas, CFA, CAIA, Vice President
Erich Rettinger, Treasurer
Sareena Khwaja-Dixon, Secretary
Michelle Stallworth, Assistant Secretary
Matthew Sutula, Chief Compliance Officer

*Member of Audit Committee
**Through April 3, 2023
***President effective April 3, 2023

USA LISTED NYSE

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR® FUNDS

Liberty All-Star® Equity Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Advisors, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

USA LISTED NYSE